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Annual Report
July 31, 2001

Merrill Lynch
Florida Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

DEAR SHAREHOLDER

The Municipal Market Environment

In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended July 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.7%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first seven months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.75%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates also can reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, fixed-income bond yields for the six months ended July 31, 2001 were little changed from their late January 2001 levels. Yields initially declined into March before rising in early May and declined again for the remainder of the July period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March, long-term US Treasury bond yields declined approximately 25 basis points (0.25%) to 5.26%.

Initially, equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations. Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decline in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment released in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline to end July 2001 at 5.52%, essentially unchanged from their January 2001 closing yields of 5.50%.

During the six months ended July 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. However, its reaction was far more muted both in intensity and degree. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of January 2001 levels. However, during June and July 2001, both institutional and retail investor

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond positively to this increased demand and long-term tax-exempt bond yields declined to 5.40% by July 31, 2001, a five basis point decline in long-term municipal bond yields from January 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended July 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same 12-month period a year ago. During July 2001, tax-exempt bond issuance was particularly heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same period a year ago.

Historically, early July has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $4 billion. The same 12-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board so far this year, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. However, given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.

Fiscal Year in Review

For the 12 months ended July 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.71%, +9.16%, +9.17% and +9.72%, respectively. This compares to the +10.08% return of the unmanaged benchmark Lehman Brothers Municipal Bond Index for the same period. The Fund's performance was similar to the Lipper, Inc. average of other Florida tax-exempt mutual funds. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

For the first six months of the fiscal year ended July 31, 2001, we continued our strategy of seeking to reduce the Fund's volatility. With signs of a decline in US economic growth and consumer confidence, a significant decline in Florida municipal bond interest rates began in November 2000 and continued through March 2001. As interest rates declined, we maintained our strategy of selling interest rate-sensitive issues. With the proceeds, we purchased bonds with a maturity range of 15 years-20 years.

By mid-April 2001, yields began to rise in reaction to both higher energy and equity prices. In anticipation of weaker economic news and strong retail demand, as well as large June and July interest payments, we began to extend the Fund's duration by purchasing interest rate-sensitive bonds. In June and July 2001, interest rates declined slowly because of weak economic conditions and strong retail demand. Recently, we shifted the Fund back into a neutral position. Going forward, we intend to keep the Fund fully invested in an effort to enhance shareholder income.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Florida Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager


September 5, 2001


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing to 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                               % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/01                              +9.66%           +5.27%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                            +5.53            +4.67
--------------------------------------------------------------------------------
Ten Years Ended 6/30/01                             +6.19            +5.76
--------------------------------------------------------------------------------
 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                                   % Return         % Return
                                                 Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/01                              +9.11%           +5.11%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                            +5.00            +5.00
--------------------------------------------------------------------------------
Ten Years Ended 6/30/01                             +5.66            +5.66
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                                  % Return         % Return
                                                Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/01                              +8.90%           +7.90%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                            +4.88            +4.88
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/01                                     +5.53            +5.53
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without   % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/01                              +9.45%           +5.07%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                            +5.41            +4.55
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/01                                     +6.06            +5.42
--------------------------------------------------------------------------------
 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1991 to July 2001:

                                    7/91        7/92        7/93        7/94        7/95        7/96
ML Florida
Municipal Bond Fund+--
Class A Shares*                     $9,600      $10,935     $11,807     $11,854     $12,502     $13,289
ML Florida
Municipal Bond Fund+--
Class B Shares*                     $10,000     $11,445     $12,297     $12,283     $12,889     $13,631
Lehman Brothers Municipal
Bond Index++                        $10,000     $11,374     $12,379     $12,611     $13,604     $14,502

                                    7/97        7/98        7/99        7/00        7/01
ML Florida
Municipal Bond Fund+--
Class A Shares*                     $14,617     $15,437     $15,680     $15,940     $17,488
ML Florida
Municipal Bond Fund+--
Class B Shares*                     $14,917     $15,674     $15,840     $16,021     $17,489
Lehman Brothers Municipal
Bond Index++                        $15,988     $16,946     $17,434     $18,186     $20,019

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to July 2001:

                                    10/21/94**   7/95        7/96        7/97        7/98        7/99
ML Florida
Municipal Bond Fund+--
Class C Shares*                     $10,000      $10,792     $11,390     $12,453     $13,072     $13,196
ML Florida
Municipal Bond Fund+--
Class D Shares*                     $9,600       $10,401     $11,034     $12,125     $12,793     $12,980
Lehman Brothers Municipal
Bond Index++                        $10,000      $11,107     $11,840     $13,054     $13,836     $14,234


                                    7/00         7/01
ML Florida
Municipal Bond Fund+--
Class C Shares*                     $13,333      $14,556
ML Florida
Municipal Bond Fund+--
Class D Shares*                     $13,181      $14,462
Lehman Brothers Municipal
Bond Index++                        $14,848      $16,344

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Florida Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94. Past performance is not predictive of future performance.

Recent Performance Results*

                                                                                            Ten Years/
                                                           6-Month          12-Month     Since Inception       Standardized
As of July 31, 2001                                      Total Return     Total Return     Total Return        30-Day Yield
===========================================================================================================================
ML Florida Municipal Bond Fund Class A Shares               +3.85%           +9.71%           +82.16%              4.40%
---------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares               +3.59            +9.16            +73.17               4.08
---------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares               +3.65            +9.17            +45.56               3.98
---------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class D Shares               +3.90            +9.72            +50.64               4.30
===========================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten year/since inception dates are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                            Value
----------------------------------------------------------------------------------------------------------------------
Florida--102.3%
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 1,095   Altamonte Springs, Florida, Health Facilities Authority, Hospital Revenue Bonds
                           (Adventist Health Systems -- Sunbelt), 7% due 10/01/2014 (e)(g)                    $  1,355
----------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,485   Arbor Greene, Florida, Community Development District, Special Assessment
                           Revenue Bonds, 6.50% due 5/01/2007                                                    1,514
----------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,175   Brooks of Bonita Springs II, Florida, Community Development District, Capital
                           Improvement Revenue Bonds, Series B, 6.60% due 5/01/2007                              1,200
----------------------------------------------------------------------------------------------------------------------
                           Broward County, Florida, HFA, M/F Housing Revenue Refunding Bonds (Lakeside
                           Apartments Project) (d):
AAA      NR*       1,100     6.90% due 8/01/2015                                                                 1,179
AAA      NR*       1,100     7% due 2/01/2025                                                                    1,181
----------------------------------------------------------------------------------------------------------------------
AA-      A3        5,000   Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                           (Wheelabrator South Broward), Series A, 5.375% due 12/01/2009                         5,290
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,140   Celebration Community Development District, Florida (Special Assessment),
                           6% due 5/01/2010 (c)                                                                  1,225
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       7,000   Charlotte County, Florida, Health Care Facilities Revenue Refunding Bonds
                           (Bon Secours Health System), RIB, 8.927% due 8/26/2027 (g)(h)                         7,551
----------------------------------------------------------------------------------------------------------------------
BBB+     A2        7,715   Citrus County, Florida, PCR, Refunding (Florida Power Company--Crystal River),
                           Series A, 6.625% due 1/01/2027                                                        7,974
----------------------------------------------------------------------------------------------------------------------
NR*      Aaa       1,695   Clay County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County), AMT,
                           6.30% due 10/01/2020 (d)(f)                                                           1,815
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa      12,000   Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds, AMT,
                           7% due 4/01/2028 (d)(f)                                                              12,745
----------------------------------------------------------------------------------------------------------------------
                           Escambia County, Florida, Health Facilities Authority,
                           Health Facility Revenue Bonds (b):
NR*      Aaa       1,070     DRIVERS, Series 159, 8.869% due 7/01/2020 (h)                                       1,293
NR*      Aaa       5,000     (Florida Health Care Facility Loan), 5.95% due 7/01/2020                            5,522
----------------------------------------------------------------------------------------------------------------------
BBB      Baa1     11,620   Escambia County, Florida, PCR (Champion International Corporation Project), AMT,
                           6.90% due 8/01/2022                                                                  12,180
----------------------------------------------------------------------------------------------------------------------
BBB      Baa1      1,500   Escambia County, Florida, PCR, Refunding (Champion International Corporation
                           Project), 6.95% due 11/01/2007                                                        1,575
----------------------------------------------------------------------------------------------------------------------
NR*      NR*         805   Fleming Is Plantation, Florida, Community Development District, Special Assessment
                           Bonds, Series A, 6.30% due 2/01/2005                                                    817
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Florida Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                            Value
----------------------------------------------------------------------------------------------------------------------
Florida (continued)
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 3,865   Florida HFA Homeowner Mortgage Revenue Bonds, AMT, Series 3, 6.35%
                           due 7/01/2028 (c)                                                                  $  4,111
----------------------------------------------------------------------------------------------------------------------
AAA      NR*       5,210   Florida HFA, Revenue Bonds, DRIVERS, AMT, Series 189, 11.10% due 2/01/2035 (b)(h)     5,891
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,900   Florida Housing Finance Corporation, Homeowner Mortgage Revenue Refunding Bonds,
                           AMT, Series 4, 6.25% due 7/01/2022 (g)                                                2,021
----------------------------------------------------------------------------------------------------------------------
AAA      NR*       5,000   Florida State Board of Education, Lottery Revenue Bonds, DRIVERS, Series 222,
                           9.53% due 7/01/2017 (h)(i)                                                            6,247
----------------------------------------------------------------------------------------------------------------------
AA+      Aa2       2,500   Florida State Jacksonville Transit, GO, Refunding, Senior Lien, 5% due 7/01/2012      2,579
----------------------------------------------------------------------------------------------------------------------
AAA      NR*       2,500   Florida State Turnpike Authority, Turnpike Revenue Bonds, DRIVERS, Series 218,
                           9.52% due 7/01/2029 (h)(i)                                                            3,096
----------------------------------------------------------------------------------------------------------------------
                           Gulf Breeze, Florida, Miami Beach Local Government Revenue Bonds (i):
AAA      Aaa       1,915     Series C, 5% due 12/01/2015                                                         1,992
AAA      Aaa       1,500     Series E, 5.125% due 12/01/2020                                                     1,555
----------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,000   Heritage Isles, Florida, Community Development District, BAN, 6.30% due 8/01/2001     1,000
----------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,000   Heritage Palms, Florida, Community Development District, Capital Improvement
                           Revenue Bonds, 6.25% due 11/01/2004                                                   1,009
----------------------------------------------------------------------------------------------------------------------
NR*      VMIG1@    1,300   Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric Company Project),
                           VRDN, 2.80% due 9/01/2025 (a)                                                         1,300
----------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,000   Indigo, Florida, Community Development District, Capital Improvement Revenue
                           Refunding Bonds, Series B, 6.40% due 5/01/2006                                        1,015
----------------------------------------------------------------------------------------------------------------------
                           Jacksonville, Florida, Electric Authority, Electric System Revenue Bonds:
AA       Aa2       2,800     Series 3-C, 5.50% due 10/01/2030                                                    2,843
A1+      VMIG1@      800     VRDN, Sub-Series F, 2.80% due 10/01/2030 (a)                                          800
----------------------------------------------------------------------------------------------------------------------
AAA      NR*       4,920   Jacksonville, Florida, Electric Authority, Electric System Revenue Refunding Bonds,
                           Series Three, 6% due 10/01/2025 (c)                                                   5,269
----------------------------------------------------------------------------------------------------------------------
NR*      VMIG1@    2,700   Jacksonville, Florida, Health Facilities Authority, Hospital Revenue Refunding
                           Bonds (Genesis Rehabilitation Hospital), VRDN, 2.80% due 5/01/2021 (a)                2,700
----------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,955   Lexington Oaks, Florida, Community Development District, Special Assessment
                           Revenue Bonds, Series B, 6.70% due 5/01/2007                                          2,008
----------------------------------------------------------------------------------------------------------------------
AAA      NR*         955   Marion County, Florida, School Board Revenue Refunding and Improvement Bonds,
                           5% due 12/01/2031 (c)                                                                   933
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       9,500   Miami -- Dade County, Florida, Expressway Authority, Toll System Revenue Bonds,
                           6.375% due 7/01/2010 (i)(j)                                                          11,147
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       6,500   Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50%
                           due 10/01/2031 (b)                                                                    6,702
----------------------------------------------------------------------------------------------------------------------
AA-      Aa2       2,870   Orlando, Florida, Utilities Commission, Water and Electric Revenue Refunding
                           Bonds, Series A, 5.25% due 10/01/2013                                                 3,044
----------------------------------------------------------------------------------------------------------------------
AAA      Aa1       2,425   Palm Beach County, Florida, GO (Land Acquisition Program), Series A,
                           5.50% due 6/01/2016                                                                   2,574
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,300   Palm Beach County, Florida, School Board, COP, Refunding, Series B,
                           5% due 8/01/2025 (b)                                                                  1,287
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,050   Palm Beach County, Florida, School Board, COP, Series A, 6% due 8/01/2010 (i)(j)      2,355
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,080   Pasco County, Florida, Health Facilities Authority, Gross Revenue Bonds (Adventist
                           Health System -- Sunbelt), 7% due 10/01/2014 (e)                                      2,558
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Pinellas County, Florida, Housing Authority, Housing Revenue Bonds (Affordable
                           Housing Program), 4.60% due 12/01/2010 (g)                                            1,017
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   Plant City, Florida, Utility System Revenue Refunding and Improvement Bonds,
                           6% due 10/01/2015 (c)                                                                 2,286
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                            Value
----------------------------------------------------------------------------------------------------------------------
Florida (concluded)
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa     $ 2,575   Port Saint Lucie, Florida, Utility Revenue Bonds, 5.125% due 9/01/2031 (c)         $  2,573
----------------------------------------------------------------------------------------------------------------------
                           Saint John's County, Florida, IDA, IDR, Refunding
                           (Professional Golf Project) (c):
AAA      Aaa       1,145     5.50% due 9/01/2013                                                                 1,249
AAA      Aaa       1,210     5.50% due 9/01/2014                                                                 1,309
----------------------------------------------------------------------------------------------------------------------
                           Saint Lucie County, Florida, School Board, COP, Refunding, Series A (g):
AAA      Aaa       2,075     5% due 7/01/2019                                                                    2,077
AAA      Aaa       5,260     5% due 7/01/2022                                                                    5,233
----------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,135   Stoneybrook West, Florida, Community Development District, Special Assessment
                           Revenue Bonds, Series B, 6.45% due 5/01/2010                                          1,156
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       7,500   Sunrise, Florida, Utility System Revenue Refunding Bonds, 5% due 10/01/2028 (b)       7,537
----------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,850   Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.625% due 10/01/2014 (i)     2,013
----------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$159,459) -- 102.3%                                                                   166,902
Liabilities in Excess of Other Assets -- (2.3%)                                                                 (3,742)
                                                                                                              --------
Net Assets--100.0%                                                                                            $163,160
                                                                                                              ========
----------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FNMA Collateralized.
(e)   Escrowed to maturity.
(f)   GNMA Collateralized.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(i)   FGIC Insured.
(j)   Prerefunded.
*     Not Rated.
@     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2001

Assets:              Investments, at value (identified cost -- $159,458,875) ......................                   $166,901,519
                     Cash .........................................................................                         43,432
                     Receivables:
                       Securities sold ............................................................   $  6,356,276
                       Interest ...................................................................      2,307,757
                       Beneficial interest sold ...................................................        305,602       8,969,635
                                                                                                      ------------
                     Prepaid expenses and other assets ............................................                         11,246
                                                                                                                      ------------
                     Total assets .................................................................                    175,925,832
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased .......................................................     12,322,877
                       Dividends to shareholders ..................................................        165,085
                       Beneficial interest redeemed ...............................................        111,109
                       Investment adviser .........................................................         72,942
                       Distributor ................................................................         42,705      12,714,718
                                                                                                      ------------
                     Accrued expenses and other liabilities .......................................                         51,195
                                                                                                                      ------------
                     Total liabilities ............................................................                     12,765,913
                                                                                                                      ------------
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...................................................................                   $163,159,919
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ............................................................                   $    286,431
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ............................................................                        852,134
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ............................................................                         89,975
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ............................................................                        380,829
                     Paid-in capital in excess of par .............................................                    172,015,548
                     Accumulated realized capital losses on investments -- net ....................                    (17,803,557)
                     Accumulated distributions in excess of realized capital gains on
                     investments -- net ...........................................................                       (104,085)
                     Unrealized appreciation on investments -- net ................................                      7,442,644
                                                                                                                      ------------
                     Net assets ...................................................................                   $163,159,919
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A -- Based on net assets of $29,052,627 and 2,864,307 shares
                     of beneficial interest outstanding ...........................................                   $      10.14
                                                                                                                      ============
                     Class B -- Based on net assets of $86,432,681 and 8,521,336 shares
                     of beneficial interest outstanding ...........................................                   $      10.14
                                                                                                                      ============
                     Class C -- Based on net assets of $9,110,440 and 899,746 shares
                     of beneficial interest outstanding ...........................................                   $      10.13
                                                                                                                      ============
                     Class D -- Based on net assets of $38,564,171 and 3,808,285 shares
                     of beneficial interest outstanding ...........................................                   $      10.13
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

Statement of Operations

                                                                                             For the Year Ended
                                                                                                  July 31, 2001
---------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned ...                   $ 9,438,538
---------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ...................................   $   886,782
                     Account maintenance and distribution fees -- Class B .......       471,223
                     Accounting services ........................................       100,129
                     Professional fees ..........................................        87,470
                     Account maintenance and distribution fees -- Class C .......        52,630
                     Transfer agent fees -- Class B .............................        42,156
                     Printing and shareholder reports ...........................        40,180
                     Account maintenance fees -- Class D ........................        28,750
                     Trustees' fees and expenses ................................        12,917
                     Transfer agent fees -- Class A .............................        11,057
                     Transfer agent fees -- Class D .............................        10,997
                     Custodian fees .............................................        10,113
                     Pricing fees ...............................................         8,899
                     Registration fees ..........................................         5,018
                     Transfer agent fees -- Class C .............................         3,775
                     Other ......................................................        10,894
                                                                                    -----------
                     Total expenses .............................................                     1,782,990
                                                                                                    -----------
                     Investment income -- net ...................................                     7,655,548
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments -- net ........................                     4,978,561
Unrealized Gain on   Change in unrealized appreciation on investments -- net ....                     1,803,666
Investments -- Net:                                                                                 -----------
                     Net Increase in Net Assets Resulting from Operations .......                   $14,437,775
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

Statements of Changes in Net Assets

                                                                                      For the Year Ended
                                                                                           July 31,
                                                                                 ----------------------------
Increase (Decrease) in Net Assets:                                                   2001            2000
-------------------------------------------------------------------------------------------------------------
Operations:          Investment income -- net ................................   $  7,655,548    $  8,847,076
                     Realized gain (loss) on investments -- net ..............      4,978,561      (8,826,187)
                     Change in unrealized appreciation on investments -- net..      1,803,666         538,311
                                                                                 ------------    ------------
                     Net increase in net assets resulting from operations ....     14,437,775         559,200
                                                                                 ------------    ------------
-------------------------------------------------------------------------------------------------------------
Dividends &          Investment income -- net:
Distributions to       Class A ...............................................     (1,501,772)     (1,692,792)
Shareholders:          Class B ...............................................     (4,326,306)     (5,292,915)
                       Class C ...............................................       (393,745)       (412,755)
                       Class D ...............................................     (1,433,725)     (1,448,614)
                     In excess of realized gain on investments -- net:
                       Class A ...............................................        (19,017)             --
                       Class B ...............................................        (61,566)             --
                       Class C ...............................................         (5,742)             --
                       Class D ...............................................        (17,760)             --
                                                                                 ------------    ------------
                     Net decrease in net assets resulting from dividends
                     and distributions to shareholders .......................     (7,759,633)     (8,847,076)
                                                                                 ------------    ------------
-------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial
Transactions:        interest transactions ...................................     (8,041,322)    (47,289,338)
                                                                                 ------------    ------------
-------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ............................     (1,363,180)    (55,577,214)
                     Beginning of year .......................................    164,523,099     220,100,313
                                                                                 ------------    ------------
                     End of year .............................................   $163,159,919    $164,523,099
                                                                                 ============    ============
-------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

Financial Highlights

                                                                                            Class A
The following per share data and ratios have been derived         ------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                  ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .......   $   9.73     $  10.08     $  10.41     $  10.37     $   9.94
Operating                                                         --------     --------     --------     --------     --------
Performance:         Investment income -- net .................        .51          .50          .50          .53          .53
                     Realized and unrealized gain (loss) on
                     investments -- net .......................        .42         (.35)        (.33)         .04          .43
                                                                  --------     --------     --------     --------     --------
                     Total from investment operations .........        .93          .15          .17          .57          .96
                                                                  --------     --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income -- net ...............       (.51)        (.50)        (.50)        (.53)        (.53)
                       In excess of realized gain on
                       investments -- net .....................       (.01)          --           --           --           --
                                                                  --------     --------     --------     --------     --------
                     Total dividends and distributions ........       (.52)        (.50)        (.50)        (.53)        (.53)
                                                                  --------     --------     --------     --------     --------
                     Net asset value, end of year .............   $  10.14     $   9.73     $  10.08     $  10.41     $  10.37
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......      9.71%        1.66%        1.57%        5.61%        9.99%
Return:*                                                          ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .................................       .76%         .70%         .72%         .69%         .69%
Net Assets:                                                       ========     ========     ========     ========     ========
                     Investment income -- net .................      5.10%        5.17%        4.80%        5.06%        5.31%
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ...   $ 29,053     $ 30,242     $ 38,214     $ 44,173     $ 47,598
Data:                                                             ========     ========     ========     ========     ========
                     Portfolio turnover .......................     81.27%       79.33%      120.54%      101.75%       84.69%
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

Financial Highlights (continued)

                                                                                             Class B
The following per share data and ratios have been derived         ------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                  ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .......   $   9.73     $  10.08     $  10.41     $  10.37     $   9.94
Operating                                                         --------     --------     --------     --------     --------
Performance:         Investment income -- net .................        .46          .45          .45          .47          .48
                     Realized and unrealized gain (loss) on
                     investments -- net .......................        .42         (.35)        (.33)         .04          .43
                                                                  --------     --------     --------     --------     --------
                     Total from investment operations .........        .88          .10          .12          .51          .91
                                                                  --------     --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income -- net ...............       (.46)        (.45)        (.45)        (.47)        (.48)
                       In excess of realized gain on
                       investments -- net .....................       (.01)          --           --           --           --
                                                                  --------     --------     --------     --------     --------
                     Total dividends and distributions ........       (.47)        (.45)        (.45)        (.47)        (.48)
                                                                  --------     --------     --------     --------     --------
                     Net asset value, end of year .............   $  10.14     $   9.73     $  10.08     $  10.41     $  10.37
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......      9.16%        1.14%        1.06%        5.07%        9.43%
Return:*                                                          ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .................................      1.26%        1.20%        1.23%        1.20%        1.20%
Net Assets:                                                       ========     ========     ========     ========     ========
                     Investment income -- net .................      4.59%        4.66%        4.29%        4.55%        4.80%
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ...   $ 86,433     $100,059     $133,276     $143,496     $160,562
Data:                                                             ========     ========     ========     ========     ========
                     Portfolio turnover .......................     81.27%       79.33%      120.54%      101.75%       84.69%
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                            Class C
The following per share data and ratios have been derived         ------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                  ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .......   $   9.71     $  10.06     $  10.39     $  10.35     $   9.92
Operating                                                         --------     --------     --------     --------     --------
Performance:         Investment income -- net .................        .44          .44          .43          .46          .47
                     Realized and unrealized gain (loss) on
                     investments -- net .......................        .43         (.35)        (.33)         .04          .43
                                                                  --------     --------     --------     --------     --------
                     Total from investment operations .........        .87          .09          .10          .50          .90
                                                                  --------     --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income -- net ...............       (.44)        (.44)        (.43)        (.46)        (.47)
                       In excess of realized gain on
                       investments -- net .....................       (.01)          --           --           --           --
                                                                  --------     --------     --------     --------     --------
                     Total dividends and distributions ........       (.45)        (.44)        (.43)        (.46)        (.47)
                                                                  --------     --------     --------     --------     --------
                     Net asset value, end of year .............   $  10.13     $   9.71     $  10.06     $  10.39     $  10.35
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......      9.17%        1.04%         .95%        4.97%        9.33%
Return:*                                                          ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .................................      1.36%        1.30%        1.33%        1.30%        1.30%
Net Assets:                                                       ========     ========     ========     ========     ========
                     Investment income -- net .................      4.49%        4.57%        4.19%        4.44%        4.70%
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ...   $  9,110     $  8,497     $ 10,897     $  8,900     $  5,976
Data:                                                             ========     ========     ========     ========     ========
                     Portfolio turnover .......................     81.27%       79.33%      120.54%      101.75%       84.69%
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------

                                                                                            Class D
The following per share data and ratios have been derived         ------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                                  ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .......   $   9.71     $  10.06     $  10.39     $  10.35     $   9.92
Operating                                                         --------     --------     --------     --------     --------
Performance:         Investment income -- net .................        .49          .49          .49          .52          .52
                     Realized and unrealized gain (loss) on
                     investments -- net .......................        .43         (.35)        (.33)         .04          .43
                                                                  --------     --------     --------     --------     --------
                     Total from investment operations .........        .92          .14          .16          .56          .95
                                                                  --------     --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income -- net ...............       (.49)        (.49)        (.49)        (.52)        (.52)
                       In excess of realized gain on
                       investments -- net .....................       (.01)          --           --           --           --
                                                                  --------     --------     --------     --------     --------
                     Total dividends and distributions ........       (.50)        (.49)        (.49)        (.52)        (.52)
                                                                  --------     --------     --------     --------     --------
                     Net asset value, end of year .............   $  10.13     $   9.71     $  10.06     $  10.39     $  10.35
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .......       9.72%        1.55%        1.46%        5.51%        9.89%
Return:*                                                          ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .................................        .86%         .80%         .82%         .79%         .79%
Net Assets:                                                       ========     ========     ========     ========     ========
                     Investment income -- net .................       4.99%        5.07%        4.69%        4.95%        5.21%
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) ...   $ 38,564     $ 25,725     $ 37,713     $ 24,268     $ 19,511
Data:                                                             ========     ========     ========     ========     ========
                     Portfolio turnover .......................      81.27%       79.33%      120.54%      101.75%       84.69%
                                                                  ========     ========     ========     ========     ========
------------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     charges.

                     See Notes to Financial Statements.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective August 1, 2001,

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001
as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $36,113 increase to the cost of securities and a corresponding $36,113 decrease to net unrealized appreciation, based on debt securities held as of July 31, 2001.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B .................................             .25%              .25%
Class C .................................             .25%              .35%
Class D .................................             .10%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $  333               $ 2,602
Class D ..............................              $2,385               $19,838
--------------------------------------------------------------------------------

For the year ended July 31, 2001, MLPF&S received contingent deferred sales charges of $92,714 and $795 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $9,186 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended July 31, 2001, the Fund reimbursed FAM an aggregate of $43,705 for the above-described

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2001 were $129,630,038 and $135,351,490, respectively.

Net realized gains for the year ended July 31, 2001 and net unrealized gains as of July 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $4,978,561          $7,442,644
                                                  ----------          ----------
Total ..................................          $4,978,561          $7,442,644
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $7,442,644, of which $7,473,084 related to appreciated securities and $30,440 related to depreciated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes was $159,458,875.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $8,041,322 and $47,289,338 for the years ended July 31, 2001 and July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2001                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ...............................         247,768         $ 2,469,625
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................          75,051             745,279
                                                   --------         -----------
Total issued ..............................         322,819           3,214,904
Shares redeemed ...........................        (567,179)         (5,624,229)
                                                   --------         -----------
Net decrease ..............................        (244,360)        $(2,409,325)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2000                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................          451,226        $  4,305,231
Shares issued to shareholders
in reinvestment of dividends .............           81,237             778,771
                                                 ----------        ------------
Total issued .............................          532,463           5,084,002
Shares redeemed ..........................       (1,215,608)        (11,631,184)
                                                 ----------        ------------
Net decrease .............................         (683,145)       $ (6,547,182)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2001                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................        1,290,064        $ 12,847,483
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................          157,264           1,561,642
                                                 ----------        ------------
Total issued .............................        1,447,328          14,409,125
Automatic conversion
of shares ................................       (1,014,598)        (10,159,916)
Shares redeemed ..........................       (2,196,766)        (21,736,545)
                                                 ----------        ------------
Net decrease .............................       (1,764,036)       $(17,487,336)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2000                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................        1,324,873        $ 12,720,091
Shares issued to shareholders
in reinvestment of dividends .............          195,149           1,870,590
                                                 ----------        ------------
Total issued .............................        1,520,022          14,590,681
Automatic conversion
of shares ................................          (46,645)           (447,013)
Shares redeemed ..........................       (4,412,406)        (42,262,911)
                                                 ----------        ------------
Net decrease .............................       (2,939,029)       $(28,119,243)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2001                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ...............................         172,832         $ 1,717,827
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................          16,067             159,298
                                                   --------         -----------
Total issued ..............................         188,899           1,877,125
Shares redeemed ...........................        (164,059)         (1,627,013)
                                                   --------         -----------
Net increase ..............................          24,840         $   250,112
                                                   ========         ===========
--------------------------------------------------------------------------------

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ...............................         171,374         $ 1,646,717
Shares issued to shareholders
in reinvestment of dividends ..............          20,001             191,440
                                                   --------         -----------
Total issued ..............................         191,375           1,838,157
Shares redeemed ...........................        (399,608)         (3,841,682)
                                                   --------         -----------
Net decrease ..............................        (208,233)        $(2,003,525)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2001                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ..............................          637,328         $ 6,357,069
Automatic conversion
of shares ................................        1,015,892          10,159,916
Shares issued to shareholders
in reinvestment of dividends
and distributions ........................           38,556             382,657
                                                 ----------         -----------
Total issued .............................        1,691,776          16,899,642
Shares redeemed ..........................         (532,309)         (5,294,415)
                                                 ----------         -----------
Net increase .............................        1,159,467         $11,605,227
                                                 ==========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2000                                Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................          828,617        $  7,936,635
Automatic conversion
of shares ................................           46,718             447,013
Shares issued to shareholders
in reinvestment of dividends .............           46,670             446,604
                                                 ----------        ------------
Total issued .............................          922,005           8,830,252
Shares redeemed ..........................       (2,021,756)        (19,449,640)
                                                 ----------        ------------
Net decrease .............................       (1,099,751)       $(10,619,388)
                                                 ==========        ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended July 31, 2001.

6. Capital Loss Carryforward:

At July 31, 2001, the Fund had a capital loss carryforward of approximately $16,905,000, of which $9,379,000 expires in 2003, $2,276,000 expires in 2004,
$4,132,000 expires in 2008 and $1,118,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Florida Municipal Bond Fund                          July 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned at July 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 10, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund during its taxable year ended July 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the Fund paid a taxable ordinary income distribution of $.006421 per share to shareholders of record on December 21, 2000.

Please retain this information for your records.

[LOGO] Merrill Lynch  Investment Managers
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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Florida
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

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